UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2016 (October 25, 2016)

WESTINGHOUSE AIR BRAKE

TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2016, Westinghouse Air Brake Technologies Corporation (the “Company”) issued a press release reporting, among other things, the Company’s 2016 third quarter results. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On October 25, 2016, the Company issued a press release which, among other things, updated previously provided earnings guidance for fiscal year 2016. A copy of the press release is attached to this report as Exhibit 99.1 and the second paragraph discussing 2016 guidance is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On October 25, 2016, the Company issued a press release that provided an update on the Company’s acquisition of Faiveley Transport, S.A. (“Faiveley”). The Company anticipates completing the purchase of the Faiveley family shares, which equals 51% of Faiveley’s outstanding shares, in November, subject to receiving the remaining regulatory approvals. At such point, Wabtec will issue a tender offer for the remaining public shares of Faiveley. The terms of the Faiveley transaction were modified on October 24, 2016. The modified terms include: (i) the terms of the material agreements have been extended to December 31, 2016 from the original date of October 27, 2016 (the Company can elect to further extend the term to March 21, 2017); (ii) the Company will acquire the Faiveley family shares for €100 per share with between 25% to 45% of the consideration to be paid in cash, with the remaining consideration consisting of between 4.8 million to 6.3 million shares of the Company’s common stock, depending on the percentage of cash the family chooses to take; (iii) public shareholders of Faiveley can elect to take 100% of the consideration in cash at €100 per share, or a portion in the Company’s common shares, capped at the same percentage of consideration chosen by the Faiveley family; and (iv) no Company preferred shares will be issued as part of the transaction.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated October 25, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan

Patrick D. Dugan
Senior Vice President and Chief Financial Officer

Date: October 25, 2016

EXHIBIT INDEX

Exhibits

99.1	Press release issued by Westinghouse Air Brake Technologies Corporation on October 25, 2016